EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned, Attiazaz “Bob” Din, Chairman of the Board, President and Chief Executive Officer, and Javed Latif, Senior Vice President and Chief Financial Officer, respectively of En Pointe Technologies, Inc. (the “Company”), individually and not jointly certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Amendment No. 1 to Quarterly Report on Form 10-Q/A of the Company for the quarter ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2005

/s/ Attiazaz Din

Attiazaz “Bob” Din
Chairman of the Board, President and
Chief Executive Officer

/s/ Javed Latif

Javed Latif
Vice President and Chief Financial Officer